                                                                    Exhibit 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in Amendment No. 1 to the Registration Statement on Form S-1 of our reports dated July 20, 1999 relating to the consolidated financial statements and financial statement schedule of Hypercom Corporation, which appear in Amendment No. 1 to such Registration Statement. We also consent to the reference to us under the heading "Experts" in Amendment No. 1 to such Registration Statement.



/s/ PricewaterhouseCoopers LLP


Phoenix, Arizona
October 23, 2001